                                                                    EXHIBIT 10.1

================================================================================

                         REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 18, 2001

                                  by and among

                                 ANTENNA TV S.A.


                                       and


                     SALOMON BROTHERS INTERNATIONAL LIMITED
                              as Initial Purchaser


                       _________________________________


                               (euro)150,000,000


                          9 3/4% SENIOR NOTES DUE 2008


================================================================================

                                               TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----

1. Definitions......................................................................................1

2. Exchange Offer...................................................................................6

3. Shelf Registration..............................................................................10

     (a)      Shelf Registration...................................................................10
     (b)      Subsequent Shelf Registrations.......................................................11
     (c)      Supplements and Amendments...........................................................12

4. Additional Amounts..............................................................................12

5. Registration Procedures.........................................................................15

6. Registration Expenses...........................................................................27

7. Indemnification.................................................................................28

8. Rules 144 and 144A..............................................................................33

9. Underwritten Registrations......................................................................34

10. Miscellaneous..................................................................................34

        (a)  Remedies..............................................................................34
        (b)  No Inconsistent Agreements............................................................34
        (c)  Adjustments Affecting Registrable Notes...............................................35
        (d)  Amendments and Waivers................................................................35
        (e)  Notices...............................................................................36
        (f)  Successors and Assigns................................................................37
        (g)  Counterparts..........................................................................37
        (h)  Headings..............................................................................38
        (i)  Governing Law.........................................................................38
        (j)  Severability..........................................................................38
        (k)  Notes Held by the Company or Its Affiliates...........................................38
        (l)  Agent for Service; Submission to Jurisdiction; Waiver of Immunities...................38
        (m)  Judgment Currency.....................................................................39
        (n)  Third Party Beneficiaries.............................................................40
        (o)  Entire Agreement......................................................................40

                                                        -i-

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This Registration Rights Agreement (the "Agreement") is made and
                                                   ---------
entered into as of June 18, 2001, between Antenna TV S.A., a corporation (societe anonyme) organized under the laws of the Hellenic Republic (the "Company"), and Salomon Brothers International Limited (the "Initial
--------                                                     -------
Purchaser").
---------

          This Agreement is entered into in connection with the Purchase Agreement, dated June 11, 2001, between the Company and the Initial Purchaser (the "Purchase Agreement") relating to the sale (the "Initial Placement") by the
      ------------------                              -----------------
Company to the Initial Purchaser of (euro)150,000,000 aggregate principal amount of the Company's 9 3/4% Senior Notes due 2008 (the "Notes"). In order to induce
                                                    -----
the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Registrable Notes (as defined), including, without limitation, the Initial Purchaser. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Notes under the Purchase Agreement.

          The parties hereby agree as follows:

1.     Definitions
       -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Amounts:  See Section 4(a).
          ------------------

          Advice:  See the last paragraph of Section 5.
          ------

          Agreement:  See the first introductory paragraph to this Agreement.
          ---------

          Applicable Period:  See Section 2(b).
          -----------------

          Business Day:  A day that is not a Saturday, a Sunday, or a day on
          ------------
which banking institutions in New York, New York are required to be closed.

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:  See the first introductory paragraph to this Agreement.
          -------

          Effectiveness Date:  The 150th day after the Issue Date, in the case
          ------------------
of the Exchange Offer Registration Statement, and the 150th day after the delivery of the Shelf Notice, in the case of the Shelf Registration Statement.

          Effectiveness Period:  See Section 3(a).
          --------------------

          Euroclear System: The Euroclear system as operated by Morgan Guaranty
          ----------------
Trust Company of New York.

          Event Date:  See Section 4(b).
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Notes:  See Section 2(a).
          --------------

          Exchange Offer:  See Section 2(a).
          --------------

          Exchange Offer Registration Statement:  See Section 2(a).
          -------------------------------------

          Filing Date:  The 60th day after the Issue Date.
          -----------

          Final Memorandum:  The Final Memorandum as defined in the Purchase
          ----------------
Agreement.

          Holder:  Any registered holder of Registrable Notes.
          ------

          Indenture:  The Indenture, dated as of June 18, 2001, by and between
          ---------
the Company and The Bank of New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Placement:  See the first introductory paragraph to this
          -----------------
Agreement.

          Initial Purchaser:  See the first introductory paragraph to this
          -----------------
Agreement.

          Inspectors:  See Section 5(o).
          ----------

          Issue Date:  The date on which the original Notes were sold to the
          ----------
Initial Purchaser pursuant to the Purchase Agreement.

          Losses:  See section 7(d).
          ------

          NASD:  National Association of Securities Dealers, Inc.
          ----

          Notes:  See the second introductory paragraph to this Agreement.
          -----

          Participating Broker-Dealer:  See Section 2(b).
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, limited
          ------
liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b).
          ----------------

          Private Exchange Notes:  See Section 2(b).
          ----------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph to this
          ------------------
Agreement.

          Records:  See Section 5(o).
          -------

          Registrable Notes:  Each Note upon original issuance thereof and at
          -----------------
all times subsequent thereto, each Exchange Note as to which Section 2(c)(iii) hereof is applicable upon original issuance thereof and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until, in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iii) hereof is applicable) covering such Note, Exchange Note or Private Exchange Note, as the case may be, has been declared effective by the SEC and such Note, Exchange Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note, Exchange Note or Private Exchange Note, as the case may be, is sold in compliance with Rule 144, (iii) in the case of any Note, such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes which may be resold without restriction under federal securities laws, or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Registration Statement:  Any registration statement of the Company,
          ----------------------
including, but not limited to, the Exchange Offer Registration Statement or Shelf Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 under the Securities Act, as such Rule may be
          --------
amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A under the Securities Act, as such Rule may be
          ---------
amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 under the Securities Act, as such Rule may be
          --------
amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c).
          ------------

          Shelf Registration:  See Section 3(b).
          ------------------

          Shelf Registration Statement:  See Section 3(a).
          ----------------------------

          Subsequent Shelf Registration:  See Section 3(b).
          -----------------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Transfer Restricted Notes:  Means each outstanding Note until (i) the
          -------------------------
date on which such Note has been exchanged for a freely transferable Exchange
Note in the Exchange Offer, (ii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Senior
Note is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act.

          Trustee:  The trustee under the Indenture and, if existent, the
          -------
trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

2.     Exchange Offer
       --------------

         (a) The Company agrees to file with the SEC no later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Registrable
                                 --------------
Notes (other than Exchange Notes or Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Company which are identical in all material respects to the Notes (the "Exchange Notes") (and which are
                                            --------------
entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form under the Securities Act (the "Exchange
                                                                      --------
Offer Registration Statement") and shall comply with all applicable tender offer
----------------------------
rules and regulations under the Exchange Act. The Company
agrees to use its best efforts to (x) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for not less than 30 calendar days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 30th Business Day following the date on which the Exchange Offer Registration Statement is declared effective. If after such Exchange Offer Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it are acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes, that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and any additional representations that in the written opinion of counsel to the Company are necessary under then-existing interpretations of the SEC in order for the Exchange Offer Registration Statement to be declared effective. In addition, if the Holder is not a Participating Broker- Dealer, it will be required to represent that it is not engaged in, and does not intend to engage in, the distribution within the meaning of the Securities Act of the Exchange Notes. If the Holder is a Participating Broker-Dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Private Exchange Notes and
          ------- --------
Exchange Notes held by Participating Broker-Dealers only so long as such Private Exchange Notes or Exchange Notes remain Registrable Notes hereunder, and the Company shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iii) hereof applies) pursuant to Section 3 of this Agreement.

     (b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker- dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchaser, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also allow, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent so permitted, all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes.

          The Company shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in connection with offers and sales of the Exchange Notes; provided that such
                                                           --------
period shall not exceed 180 calendar days (or such longer period if extended pursuant to Section 5 hereof) (the "Applicable Period").
                                    -----------------

          If, upon consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution and determines upon advice of its outside counsel that it is not eligible to participate in the Exchange Offer, the Company upon the request of the Initial Purchaser and receipt of an opinion of outside counsel for the Initial Purchaser, reasonably satisfactory in form and substance to outside counsel of the Company, to the effect that the Private Exchange (as defined below) does not require compliance with the registration requirements of the Securities Act, shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchaser, in exchange (the "Private Exchange") for the Notes held by the Initial Purchaser, a
               ----------------
like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the U.S. (the "Private Exchange
                                                            ----------------
Notes") (and which are issued pursuant to the same indenture as the Exchange
-----
Notes). The Company shall obtain the same ISIN number for the Private Exchange Notes as for the Exchange Notes. Interest on the Exchange Notes and Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate thereof;

          (3) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws.

     As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (1) accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes, if any, will have the right to vote or consent as a separate class on any matter.

     (c) If, (i) because of any change in law or in currently applicable interpretations of the staff of the SEC, the Company determines that it is not permitted to effect an Exchange Offer as contemplated by this Section 2, (ii) the Exchange Offer is not consummated within 180 calendar days of the Closing Date, (iii) any Holder of Notes notifies the Company on or by the 20th Business Day following consummation of the Exchange Offer that (a) it is prohibited by law or SEC policy from participating in the Exchange Offer, (b) it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or
(c) it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company or (iv) any Holder does not otherwise receive freely tradeable Exchange Notes in the Exchange Offer, then the Company shall as promptly as practicable deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to
              ------------
Section 3.

3.     Shelf Registration
       ------------------

        If a Shelf Notice is delivered as contemplated by Section 2(c), then:

         (a) Shelf Registration. The Company shall as promptly as practicable
             ------------------
file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the then Registrable Notes (the "Shelf Registration Statement"). If the Company shall not have yet filed
      ----------------------------
the Exchange Offer Registration Statement, the Company shall use its best efforts to file with the SEC the Shelf Registration Statement on or prior to the Filing Date and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effec-
     tiveness Date. Otherwise, the Company shall use its best efforts to file with the SEC the Shelf Registration Statement within 60 days of the delivery of the Shelf Notice and shall use its best efforts to cause such Shelf Registration to be declared effective under the Securities Act as promptly as practicable thereafter. The Shelf Registration Statement shall be on Form F-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them or the Initial Purchaser, as applicable, and set forth in such Shelf Registration Statement (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until two years after the Issue Date (or, if Rule 144(k) under the Securities Act is amended to permit unlimited resales by non- affiliates within a lesser period, such lesser period) (subject to extension pursuant to the last paragraph of
     Section 5 hereof) (the "Effectiveness Period") or such shorter period
                             --------------------
     ending when (i) all Registrable Notes covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act.

          (b) Subsequent Shelf Registrations. If the Shelf Registration
              ------------------------------
     Statement or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the Notes registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "Subsequent Shelf Registration").
                                               -----------------------------
     If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the initial Shelf Registration Statement or any Subsequent Shelf Registrations was previously continuously effective. As used herein the term "Shelf Registration" means
                                                      ------------------
     the Initial Shelf Registration Statement and any Subsequent Shelf Registration.

          (c) Supplements and Amendments. The Company shall promptly supplement
              --------------------------
     and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Shelf Registration or by any underwriter of such Registrable Notes, in each case, with the Company's consent, which consent shall not be unreasonably withheld or delayed.

4.   Additional Amounts
     ------------------

         (a) The Company and the Initial Purchaser agree that the Holders of Registrable Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof, as applicable, and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional amounts in respect of Transfer Restricted Notes ("Additional Amounts") under the
                                                  ------------------
circumstances and to the extent set forth below (each of which shall be given independent effect):


               (i) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is filed with the SEC on or prior to the Filing Date, or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by this Agreement, then commencing on the day after the Filing Date in the case of clause (A) or commencing on the date such Shelf Registration Statement is required to be filed, in the case of clause
          (B), Additional Amounts shall be payable in respect of the Transfer Restricted Notes over and above any stated interest at a rate of 0.25% per annum for the first 90 days immediately following the Filing Date or such other date, as the case may be, such Additional Amounts payable shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

               (ii) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective on or prior to the Effectiveness Date, or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 90th day following the date such Shelf Registration Statement was filed, then commencing on the day after such Effectiveness Date in the case of clause (A) or such 90th day in the case of clause (B), Additional Amounts shall be payable in respect of the Transfer Restricted Notes over and above any stated interest at a rate of 0.25% per annum for the first 90 days immediately following the day after the Effectiveness Date in the case of clause (A), or such 90th day in case of clause (B), such Additional Amounts payable increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

               (iii) if (A) the Exchange Offer is not consummated within 30 Business Days of the date when the Exchange Offer Registration Statement was declared effective, (B) the Commission shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or any Shelf Registration Statement with respect to the Notes at a time when such Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, is required to be kept effective by the Company, or (C) or at any such time the prospectus contained in any such Exchange Offer Registration Statement or Shelf Registration Statement, as amended or supplemented, shall (x) not contain current information required by the Securities Act and the rules and regulations promulgated thereunder or (y) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then Additional Amounts shall be payable in respect of the Transfer Restricted Notes over and above any stated interest at a rate of 0.25% per annum for the first 90 days commencing on the (x) 30th Business Day after such effective date in the case of

          (A) above or (y) 15th day from the date of the order suspending effectiveness in the case of clause (B) above or (z) 15th day from the existence of any of the circumstances described in clause (C) above, such Additional Amounts payable increasing by an additional 0.25% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Amounts on the Transfer Restricted Notes
--------  -------
may not exceed in the aggregate 1.00% per annum; provided further that (1) upon
                                                 -------- -------
the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement, as the case may be (in the case of (ii) above), or (3)(i) upon the consummation of the Exchange Offer with respect to the Notes (in the case of (iii)(A) above), (ii) the Exchange Offer Registration Statement or Shelf Registration with respect to the Notes, as the case may be, not being subject to an order suspending the effectiveness thereof (in the case of (iii)(B) above) or (iii) upon the prospectus contained in any such Exchange Offer Registration Statement or Shelf Registration Statement containing the current information required by the Securities Act and the rules and regulations promulgated thereunder and the Exchange Offer Registration Statement or Shelf Registration Statement not containing an untrue statement of a material fact or omitting to state a material fact, as the case may be (in the case of (iii)(C) above), Additional Amounts on any Transfer Restricted Notes then accruing Additional Amounts as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

     (b) The Company shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Amounts are required to be paid (an "Event Date"). Any Additional Amounts due pursuant
                             ----------
to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each regular interest payment date specified in the Indenture (to the Holders of Transfer Restricted Notes of record on the regular record date therefor (specified in the Indenture) immediately preceding such dates), commencing with the first such regular interest payment date occurring after any such Additional Amounts commence to accrue. The amount of any Additional Amounts will be determined by multiplying the applicable Additional Amounts rate by the principal amount of the Notes subject thereto, multiplied by a fraction, the numerator of which is the number of days such Additional Amounts rate was applicable during such period (deter-mined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

5.     Registration Procedures
       -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

          (a) Prepare and file with the SEC prior to the Filing Date, the Exchange Offer Registration Statement or if the Exchange Offer Registration Statement is not filed or is unavailable, a Shelf Registration as prescribed by Section 2 or 3, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration is filed pursuant to
             --------
     Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and has advised the Company that it is a Participating Broker-Dealer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration or each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing). The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker- Dealer covered by any such Prospectus. The Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law, rule or regulation or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of Section 5.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period from whom the Company has received written notice that it will be a Participating Broker-Dealer, notify the selling Holders of Registrable Notes, and each such Participating Broker-Dealer, their counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and if requested by such Holders or Participating Broker Dealers, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) hereof cease to be true and correct in any material respect, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.


          (d) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible date.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by refer-ence therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes and each Participating Broker-Dealer, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its best efforts to register or qualify, and cooperate with the selling Holders of Registrable Notes and each such Participating Broker-Dealer, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing; provided that where
                                                          --------
     Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered pursuant to an underwritten offering, counsel to the underwriters shall, at the cost and expense of the Company, perform the Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that the Company shall not be required to
                             --------
     (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Notes, any Participating Broker-Dealer and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with Euroclear System and Clearstream Banking S.A.; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request in writing, within 3 days prior to the delivery of the Registrable Notes or Exchange Notes to be sold.

          (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Notes, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the Company's sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause the Registrable Notes covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with printed certificates for the Registrable Notes in a form eligible for deposit with the Euroclear System and Clearstream Banking S.A. and (ii) provide an ISIN number for the Exchange Notes and the Private Exchange Notes.

          (n) In connection with an underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes pursuant to the Shelf Registration Statement and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the opinion of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by underwriters; (iii) to the extent permitted by Statement of Auditing Standards No. 72, obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration

     Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) If (1) a Shelf Registration is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, and each Participating Broker-Dealer, any underwriter participating in any such disposition of Registrable Notes, if any, not more than one attorney, accountant or other agent retained by all selling Holders, and any attorney, accountant or other agent retained by each Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept,
                         ----------
     during reasonable business hours, all financial and other
     records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably
                                          -------
     necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each selling Holder of such Registrable Notes and each Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Registrable Notes and each Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clauses (ii) or (iv) of the previous sentence or otherwise, give notice to the Company and allow the Company to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential at its expense.

          (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 there-under (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and
     (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) Upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or the Private Exchange Notes, as the case may be, and the related indenture constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          (s) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or caused to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (t) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD.

          (u) Use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, and, in each case, dissemination of such Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice")
                                                                      ------
by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

6.     Registration Expenses
       ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten of-fering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with the Euroclear System and Clearstream Banking S.A. and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the Exchange Offer Registration Statement and any Shelf Registration, (iv) fees and disbursements of counsel for the Company and fees and disbursements of one special counsel for the Initial Purchaser and the sellers of Registrable Notes,
(v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual or special audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (xii) the fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of the Registrable Notes which discounts, commissions or taxes shall be paid by Holders of such Registrable Notes) and (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.   Indemnification
     ---------------

     (a) The Company agrees to indemnify and hold harmless each Holder of Notes or Exchange Notes, as the case may be, covered by any Registration Statement (including the Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(g) hereof, each Participating Broker- Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          The Company also agrees to indemnify or contribute as provided in
Section 7(d) to Losses of any underwriter of Notes or Exchange Notes, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchaser and the selling Holders provided in this Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(n) hereof.

     (b) Each Holder of Notes covered by a Registration Statement (including the Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 5(g) hereof, each Participating Broker-Dealer) severally agrees to indemnify and hold harmless the Company each of its directors each of its officers who signs such Registration Statement and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 7 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------
satisfactory to the indemnified party acting reasonably. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel only if
(i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal de-fenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party acting reasonably to represent the indemnified party within a reasonable time after receipt of notice of the institution of such action; or
(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action effected without its consent, unless such consent was unreasonably withheld or delayed. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to
                                                                ------
which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall the Initial Purchaser or any subsequent
--------  -------
Holder of any Notes or Exchange Notes be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Note, or in the case of an Exchange Note, applicable to the Note that was exchangeable into such Exchange Note, as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Notes purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is ap-propriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum and (y) the total amount of additional interest which the Company was not required to pay as a result of registering the Notes covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Notes or Exchange Notes, as applicable, registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each Person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section hereof, and will survive the sale by a Holder of Notes covered by a Registration Statement.

8.     Rules 144 and 144A
       ------------------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants, for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.     Underwritten Registrations
       --------------------------

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Company. The Holders shall be responsible for all underwriting commissions and discounts.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

         (a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder of Registrable Notes and each Participating Broker-Dealer holding Exchange Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages (which damages with respect to a breach by the Company of its obligations under Sections 2 and 3 hereof shall be the payment of Additional Amounts pursuant to Section 4 hereof), will be entitled to specific performance of its rights under this Agreement. The Company agrees that except for such Additional Amounts monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company has not entered, as of the
             --------------------------
date hereof, and shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

         (c) Adjustments Affecting Registrable Notes. The Company shall not,
             ---------------------------------------
directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.


         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; pro-
                                                             ---
vided, however, that Section 7 and this Section 10(d) may not be amended,
-----  -------
modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being tendered or being sold by such Holders pursuant to such Registration Statement.

     (e) Notices. All notices and other communications provided for or permitted
         -------
hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          1. if to a Holder of Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchaser as follows:

               Salomon Brothers International Limited
               Citigroup Centre
               33 Canada Square
               Canary Wharf
               London E14 5LB
               Facsimile No.:  44 20 7986 2266
               Attention:  High-Yield Finance
                           Department

          with a copy to:

               Cahill Gordon & Reindel
               80 Pine Street
               New York, New York  10005
               Facsimile No.: 1 212 269 5420
               Attention:  James J. Clark, Esq.

          2. if to the Initial Purchaser, at the address specified in Section 10(e)(1);

          3.  if to the Company, as follows:

               Antenna TV S.A.
               10-12, Kifissias Avenue
               151 25 Maroussi
               Athens, Greece
               Facsimile No.: 30 1 684 7855
               Attention:  Chief Financial Officer

          with copies to:

               Paul, Weiss, Rifkind,
                Wharton & Garrison
               1285 Avenue of the Americas
               New York, New York  10019-6064
               Facsimile No.:  1 212 757 3990
               Attention:  Mark S. Bergman, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee's telecopier machine, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

     (g) Counterparts. This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     (j) Severability. If any term, provision, covenant or restriction of this
         ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (k) Notes Held by the Company or Its Affiliates. Whenever the consent
             -------------------------------------------
or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (l) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By
         -------------------------------------------------------------------
the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 111 Eighth Avenue, New York, New York 10011 (the "Agent") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Notes, the Exchange Notes or the Private Exchange Notes, if any, that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and acknowledges that the Agent has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Agent and written notice of said service to the Company in accordance with Section 10(e) of this Agreement shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent in full force and effect so long as any of the Notes, Exchange Notes or Private Exchange Notes, if any, shall be outstanding; provided that the Company may (and, to the extent the Agent ceases to be able to be served on the basis contemplated herein, shall), by written notice to the Initial Purchaser and the holders of Notes, Exchange Notes and Private Exchange Notes, if any, in accordance with Section 10(e) of this Agreement, designate such additional or alternative agent for service of process under this Section 10(l) that (i) maintains an office located in The City of New York, Borough of Manhattan, State of New York and (ii) is a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in The City of New York, Borough of Manhattan, State of New York.


     (m) Judgment Currency. The Company agrees to indemnify the Initial
         -----------------
Purchaser, each holder of the Notes, the Exchange Notes and the Private Exchange Notes, if any, and each Indemnified Party against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than the euro and as a result of any
               -----------------
variation as between (i) the rate of exchange at which the euro amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in London at which any such person on the date of payment of such judgment or order is able to purchase euros with the amount of the Judgment Currency actually received by such person. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, euros.

     (n) Third Party Beneficiaries. Holders of Registrable Notes and
         -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

     (o) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              ANTENNA TV S.A.

                              By:  /s/ Nikolas Angelopoulos
                                   ------------------------
                                   Name:  Nikolas Angelopoulos
                                   Title: Chief Financial Officer and Director

                              SALOMON BROTHERS INTERNATIONAL LIMITED

                              By:  /s/ Paul Simpkin
                                   ----------------
                                   Name:  Paul Simpkin
                                   Title: Managing Director